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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of earliest event) November 1, 2004
                                                    ----------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


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

             Ohio                                    0-20100                                   34-1686642
-------------------------------          ------------------------------            ---------------------------------
(State or other jurisdiction of             (Commission File Number)               (IRS Employer Identification No.)
         incorporation)



5200 Stoneham Road, North Canton, Ohio                                    44720
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(Address of principal executive offices)                               (Zip Code)
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                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Unless the context requires otherwise or unless otherwise noted, when we use the terms "Belden & Blake," "we," "us," "our" or the "Company," we are referring to Belden & Blake Corporation and its subsidiaries. On November 1, 2004, James A. Winne III and Michael Becci were elected to our Board of Directors and were also named Senior Vice Presidents of the Company. Their election brings the Board's membership to eight. Mr. Winne and Mr. Becci will not initially serve as a member of any committee of our Board of Directors. Currently, there are no employment agreements between us and Mr. Winne and Mr. Becci. The Company expects to enter into employment agreements with Mr. Winne and Mr. Becci in the future.

         Mr. Winne, 51, is President, Chief Executive Officer and a member of the Board of Supervisors of Legend Natural Gas, LP and Legend Natural Gas II, LP (collectively, "LNG"), each a privately held oil and gas company located in Houston, Texas. He has over 25 years of experience in the oil and gas industry. Prior to joining Legend in 2001, he served as President and Chief Executive Officer of North Central Oil Corporation from 1993 to 2001. Mr. Winne attended the University of Houston and is a Registered Land Professional. He serves on the Board of Directors of PI Corporation, Windward Oil and Gas Corporation, Encore Acquisition Company and Mariner Energy, Inc., all of which are oil and gas companies.

         Mr. Becci, 45, is Vice President, Chief Financial Officer and a member of the Board of Supervisors of LNG. Previously, he served as Vice President and Chief Financial Officer of North Central Oil Corporation from 1990 to 2001. He is a Certified Public Accountant with over 20 years of experience in the oil and gas industry. Mr. Becci holds a Bachelor of Science degree in Business Administration from Valparaiso University. He is a Director of PI Corporation and Windward Oil and Gas Corporation.

         The Company is a subsidiary of Capital C Energy Operations, LP, a controlled affiliate of Carlyle/Riverstone Global Energy and Power Fund II, L.P. LNG is also a controlled affiliate of Carlyle/Riverstone Global Energy and Power Fund II, L.P. We have agreed to reimburse LNG for actual expenses incurred by its personnel in connection with the provision of certain past and future services for the benefit of the Company, the amount of which could exceed $60,000.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 4, 2004         BELDEN & BLAKE CORPORATION
      --------------------         (Registrant)


                                   By:  /s/ Robert W. Peshek
                                        --------------------------------------
                                        Robert W. Peshek, Senior Vice President
                                        and Chief Financial Officer